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                                                                    EXHIBIT 4.1

NUMBER                                                                 SHARES

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                                    MERCFUEL

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 55027R 10 3


THIS CERTIFIES THAT
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                                    SPECIMEN

IS THE OWNER OF
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            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE, OF

                                 MERCFUEL, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                     [SEAL]

/s/                                          /s/
   ---------------------------------            --------------------------------
            Secretary                                  Chairman of the Board


Countersigned and Registered:

               Transfer Agent and Registrar

By:
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         Authorized Signature



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                                 MERCFUEL, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.




TEN COM  -    as tenants in common                   UNIF GIFT MIN ACT -   _______ Custodian_______
TEN ENT  -    as tenants by the entireties                                 (Cust)            (Minor)
JT TEN   -    as joint tenants with right of                               under the Uniform Gifts to
              survivorship and not as tenants                              Minors Act _____________
              in common                                                                 (State)
COM PROP -    as community property                  UNIF TRF MIN ACT  -   ____ Custodian (until age) ___ )
                                                                           _______ under Uniform Transfers
                                                                           (Minor)
                                                                           to Minors Act ___________.
                                                                                           (State)



     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________________ hereby sell(s), assign(s) and transfer(s) unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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__________________________________________________________________ Shares of the
common stock represented by the within Certificate, and do hereby irrevocably


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constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________


                                    X
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                                    X
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                            NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATSOEVER.



Signature(s) Guaranteed:


By:
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THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO SEC RULE 17Ad-15.




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